<on Farm Bureau Financial Services letterhead>


 August 22, 2005



 Dear Farm Bureau Customer:

 As a valued Farm Bureau variable product owner, we are pleased to provide you with the semi-annual reports for the investment options you have selected under your Farm Bureau contract(s). These reports provide an update on each portfolio's investment holdings and financial information as of June 30, 2005.

 Listed below are the semi-annual reports enclosed in this mailing for the investment options in which you were invested as of August 1, 2005.1 If the semi-annual reports for all of your investment options are not included, you will receive an additional mailing(s) for the remaining options. The performance information shown in the semi-annual reports does not reflect product charges.

 As   always,  remember  past  performance  cannot  predict  or
 guarantee future returns.

 We hope you find the enclosed information helpful. If you have any questions concerning your contract(s) or policy(s), or would like information regarding the other investment options available under your contract(s) or policy(s), please do not hesitate to call your Farm Bureau representative.

 We appreciate and value your business and look forward to serving you again in the future.


 Farm Bureau Life Insurance Company




     [list of investment options contained in this mailing]

















 LFB
_______________________________
 1 Note - if you were invested in any of the EquiTrust Variable
 Insurance Series Fund subaccounts, you will receive the complete semi-annual report for the Fund.

         <on Farm Bureau Financial Services letterhead>


 August 22, 2005




 Dear Farm Bureau Customer:

 As a valued Farm Bureau variable product owner, we are pleased to provide you with the semi-annual reports for the investment options you have selected under your Farm Bureau contract(s). These reports provide an update on each portfolio's investment holdings and financial information as of June 30, 2005.

 Our records indicate that you were invested in one or more of the EquiTrust Variable Insurance Series Fund subaccounts as of August 1, 2005. We are enclosing the complete semi-annual report for the Fund. The performance information shown in the semi-annual reports does not reflect product charges.

 As   always,  remember  past  performance  cannot  predict  or
 guarantee future returns.

 We hope you find the enclosed information helpful. If you have any questions concerning your contract(s) or policy(s), or would like information regarding the other investment options available under your contract(s) or policy(s), please do not hesitate to call your Farm Bureau representative.

 We appreciate and value your business and look forward to serving you again in the future.


 Farm Bureau Life Insurance Company





















 FBE

         <on Farm Bureau Financial Services letterhead>




 August 22, 2005



 Dear Farm Bureau Customer:


 As a valued Farm Bureau variable product owner, we are pleased to provide you with a CD-ROM containing the semi-annual reports for the investment options available under your Farm Bureau contract(s). These reports provide an update on each portfolio's investment holdings and financial information as of June 30, 2005. The performance information shown in the semi-annual reports does not reflect product charges.

 As   always,  remember  past  performance  cannot  predict  or
 guarantee future returns.

 You may revoke your consent to receive prospectuses, annual and semi-annual reports by CD-ROM at any time and receive paper copies of these documents without charge or penalty by contacting us in writing at the address listed below or by calling us toll-free at 1-800-247-4170.

 We  hope  you find the enclosed information helpful.   If  you
 have  any  questions concerning your contract(s) or policy(s),
 please   do   not   hesitate  to   call   your   Farm   Bureau
 representative.

 We appreciate and value your business and look forward to serving you again in the future.


 Farm Bureau Life Insurance Company
























 LFB-CD